UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 27, 2010

(Date of Earliest Event Reported)

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16609	33-0239910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or Organization)	File Number)	Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, California 92660

(Address of Principal Executive Offices)

(949) 242-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders

Alliance HealthCare Services, Inc. held its Annual Meeting of Stockholders on May 27, 2010.  There were 49,096,939 shares of Alliance HealthCare Services, Inc. common stock represented in person or by proxy at the meeting.

During the Annual Meeting, stockholders voted to elect Edward L. Samek and Aaron A. Bendikson as Class III directors to serve on the Board of Directors for a three-year term.  The stockholders’ votes with respect to the election of directors were as follows:

	For	Authority Withheld	Non-Votes

Edward L. Samek	36,264,997	10,120,812	0
Aaron A. Bendikson	42,956,997	3,428,812	0

In addition, during the Annual Meeting, stockholders voted to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  The stockholders’ votes with respect to the ratification of Deloitte & Touche LLP as our independent registered public accounting firm were as follows:

For	Against	Abstain	Non-Votes

49,047,489	45,946	3,504	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2010	ALLIANCE HEALTHCARE SERVICES, INC.

	By:	/s/ Eli H. Glovinsky
		Name:	Eli H. Glovinsky
		Title:	Executive Vice President, General Counsel and Secretary